Goldman Sachs Trust (the “Trust”)

Goldman Sachs Short Duration Taxable Fixed Income Funds

Class A Shares of
Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund

Supplement dated March 27, 2008 to the

Class A, B and C Shares Prospectus dated February 29, 2008

This supplement updates the disclosure contained in the Prospectus as follows:

The second table in the section titled “Shareholder Guide — Common Questions Applicable To The Purchase of Class A Shares — What Is The Offering Price Of Class A Shares?” is replaced with the following table:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $500,000	1.50%	1.52%	1.25%
$500,000 up to (but less than) $1 million	1.00	1.01	0.75
$1 million or more	0.00	0.00	0.00

In addition, the following two footnotes replace the second and third footnotes, respectively, appearing below this table in this section:

** No sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.

*** The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $500,000 or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

This Supplement should be retained with your Prospectuses for future reference.

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